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Filed pursuant to Rule 497
File No. 333-169679

FS ENERGY AND POWER FUND

Supplement dated January 13, 2012
to
Prospectus dated May 12, 2011

        This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated May 12, 2011, as previously supplemented and amended (as so supplemented and amended, the "Prospectus").

        You should carefully consider the "Risk Factors" beginning on page 30 of the Prospectus before you decide to invest in our common shares.

 Increase in Public Offering Price

        On January 13, 2012, we increased our public offering price from $9.95 per share to $10.00 per share. This increase in the public offering price will be effective as of our January 17, 2012 semi-monthly closing and will first apply to subscriptions received from January 3, 2012 through January 16, 2012. The purpose of this action was to ensure that our net asset value per share does not exceed our offering price per share, after deduction of selling commissions and dealer manager fees, as required by the 1940 Act.

Status of Our Ongoing Public Offering

        Since commencing our initial public offering and through January 12, 2012, we have sold 6,494,033 common shares for gross proceeds of approximately $63.8 million. As of January 12, 2012, we had raised total gross proceeds of approximately $84.0 million, including proceeds of approximately $20.0 million from common shares sold pursuant to a private placement to certain members of our board of trustees and individuals and entities affiliated with FS Advisor and GSO.

        The following table summarizes the sales of our common shares beginning with our semi-monthly closing on December 16, 2011 through and including our semi-monthly closing on January 3, 2012:

Date of Semi-Monthly Closing	Shares Sold	Average Price Per Share	Gross Proceeds
December 16, 2011	982,318	$9.83	$9,657,273
January 3, 2012(1)	1,068,959	9.83	10,509,720

	2,051,277	$9.83	$20,166,993

(1)
The number of shares sold and gross proceeds for our January 3, 2012 semi-monthly closing include 18,720 common shares purchased through our distribution reinvestment plan at an average price per share of $8.96, for gross proceeds of approximately $167,641.

 Portfolio Update

        As of December 31, 2011, our investment portfolio consisted of interests in 21 portfolio companies with an average annual EBITDA of approximately $374.8 million. As of December 31, 2011, the investments in our portfolio were purchased at an average price of 99.5% of par value, the weighted average credit rating of our portfolio was Caa1 based upon the Moody's scale and our estimated gross annual portfolio yield, prior to leverage, was 9.8% based upon the purchase price of our investments. We intend to continue to add securities to our portfolio as our offering progresses. The following is our investment portfolio as of December 31, 2011:

Portfolio Company(a)	Industry	Date of Most Recent Purchase	Principal Amount (in thousands)	Amortized Cost(b) (in thousands)
Senior Secured Loans—First Lien—24.7%
Dalbo Holdings, Inc., L+500, 2.0% LIBOR Floor, 8/27/12(c)	Service & Equipment	Aug-11	$1,906	$1,864
Dynegy Holdings Inc. (CoalCo), L+775, 1.5% LIBOR Floor, 8/5/16(c)	Power	Aug-11	1,571	1,542
Dynegy Holdings Inc. (GasCo), L+775, 1.5% LIBOR Floor, 8/5/16(c)	Power	Dec-11	4,414	4,392
First Reserve Crestwood Holdings LLC, L+850, 2.0% LIBOR Floor, 10/3/16	Midstream	Oct-11	2,446	2,458
Frac Tech International, LLC, L+475, 1.5% LIBOR Floor, 5/6/16(c)	Service & Equipment	Dec-11	4,537	4,495
Hudson Products Holdings Inc., L+450, 3.0% LIBOR Floor, 8/24/15	Service & Equipment	Jul-11	1,684	1,607
Sheridan Production Co., LLC, L+450, 2.0% LIBOR Floor, 4/20/17(c)	Upstream	Sep-11	3,500	3,454
Total Safety U.S., Inc., L+625, 1.3% LIBOR Floor, 4/27/18(c)	Service & Equipment	Oct-11	3,000	2,882

Total Senior Secured Loans—First Lien				22,694

Senior Secured Loans—Second Lien—6.5%
Astoria Generating Company, L.P., L+375, 8/23/13(c)	Power	Aug-11	2,000	1,849
Brock Holdings III, Inc., L+825, 1.8% LIBOR Floor, 3/16/18(c)	Service & Equipment	Jul-11	2,500	2,571
Southern Pacific Resource Corp., L+850, 2.3% LIBOR Floor, 1/7/16(c)	Upstream	Jul-11	1,492	1,506

Total Senior Secured Loans—Second Lien				5,926

Senior Secured Bonds—5.4%
Hexion Specialty Chemicals, Inc., 8.9%, 2/1/18(c)	Service & Equipment	Sep-11	2,750	2,486
Homer City Funding LLC, 8.1%, 10/1/19(c)	Power	Jul-11	1,525	1,431
United Refining Co., 10.5%, 2/28/18(c)	Downstream	Jul-11	1,000	1,028

Total Senior Secured Bonds				4,945

Subordinated Debt—38.8%
Antero Resources Corp., 9.4%, 12/1/17(c)	Upstream	Jul-11	2,000	2,185
Chaparral Energy Inc., 8.3%, 9/1/21(c)	Upstream	Nov-11	3,500	3,547
Chaparral Energy Inc., 8.9%, 2/1/17(c)	Upstream	Jul-11	1,750	1,806
NRG Energy, Inc., 8.3%, 9/1/20(c)	Power	Dec-11	4,750	4,671
Quicksilver Resources Inc., 7.1%, 4/1/16(c)	Upstream	Oct-11	2,250	2,133
Samson Investment Company, L+650, 1.5% LIBOR Floor, 12/27/12(c)	Upstream	Dec-11	20,000	20,000
SandRidge Energy, Inc., 7.5%, 3/15/21(c)	Upstream	Jul-11	1,250	1,310

Total Subordinated Debt				35,652

Equity/Other—24.6%
Fortune Creek Co-Invest I L.P., LP Interest	Midstream	Dec-11	N/A	22,610

Total Equity/Other				22,610

TOTAL INVESTMENTS—100.0%				$91,827

Total Return Swap	Notional Amount	Unrealized Appreciation
Citibank TRS Facility	$12,205	$121

(a)
Security may be an obligation of one or more entities affiliated with the named company.
(b)
Other than equity investments, which are shown at cost.
(c)
Security or portion thereof held within FSEP Term Funding, LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Deutsche Bank AG, New York Branch.

        No portfolio investments were sold between October 1, 2011 and December 31, 2011. The table below shows portfolio investments that experienced a repayment in excess of 1% of the position's value between October 1, 2011 and December 31, 2011.

Security	Weighted Average Purchase Price(1)	Weighted Average Disposition Price(1)	Paydown Amount	Transaction Type
Dalbo Holdings, Inc., L+500, 2.0% LIBOR Floor, 8/15/12	96.8%	100.0%	$93,904	Paydown
Homer City Funding LLC, 8.1%, 10/1/19	93.5%	100.0%	$75,000	Paydown
Frac Tech International, LLC, L+475, 1.5% LIBOR Floor, 5/6/16	99.1%	100.0%	$65,407	Paydown
First Reserve Crestwood Holdings LLC, L+850, 2.0% LIBOR Floor, 10/3/16	100.1%	100.0%	$53,898	Paydown

(1)
As a percentage of par value.

Management

        This supplement supplements and amends the section of the Prospectus entitled "Management—Board of Trustees and Executive Officers" by replacing the first sentence of the first paragraph of such section in its entirety with the following:

        Our board of trustees consists of eleven members, seven of whom are not "interested persons" of us or FS Advisor as defined in Section 2(a)(19) of the 1940 Act.

        This supplement supplements and amends the section of the Prospectus entitled "Management—Board of Trustees and Executive Officers" by adding the following immediately after the first paragraph of such section:

        On January 11, 2012, our board of trustees appointed Charles P. Pizzi as a new member of our board of trustees, effective as of such date. Mr. Pizzi was appointed to serve for a term expiring at our 2012 Annual Meeting of Shareholders. Mr. Pizzi has not been elected to serve as a member of the board of trustees pursuant to any agreement or understanding with us or any other person.

        This supplement supplements and amends the table in the section of the Prospectus entitled "Management—Board of Trustees and Executive Officers—Trustees" by adding the following to the table of such section under the subheading "Independent Trustees":

NAME	AGE	TRUSTEE SINCE	EXPIRATION OF TERM
Charles P. Pizzi	61	2012*	2012

*
Effective January 11, 2012.

        This supplement supplements and amends the section of the Prospectus entitled "Management—Board of Trustees and Executive Officers—Independent Trustees" by adding the following after the third paragraph of such section:

        Charles P. Pizzi is the retired president, director and chief executive officer of Tasty Baking Company, manufacturer of Tastykake branded snack cakes. He served in these positions from 2002 to May 2011. Prior to leading Tasty Baking Company, Mr. Pizzi served as president and chief executive officer of the Greater Philadelphia Chamber of Commerce; vice chairman of the American Chamber of Commerce Executives, and chairman of the Metro Council of Presidents. His career also includes work with the transition teams for Pennsylvania Governor Tom Ridge and Philadelphia Mayor Ed Rendell. Mr. Pizzi has also served as commerce director for the City of Philadelphia. He has been a trustee of Brandywine Realty Trust since 1996, serving on the audit and compensation committees, a director of Allied Security Holdings LLC since August 2011, a director of Independence Blue Cross since 1991, serving on the compensation committee, and a director of Drexel University since 1991. He was a director of the Federal Reserve Bank of Philadelphia from January 2006 to December 2011, serving as chairman from January 2010 to December 2011. He also previously served as a director of the Philadelphia Stock Exchange from 1998 until it was acquired by NASDAQ in July 2008 and on the board of governors of NASDAQ OMX PHLX, Inc. from August 2008 to March 2009. Mr. Pizzi holds a bachelor's degree from LaSalle University and a master's degree from the University of Pennsylvania.

        Mr. Pizzi has significant experience as an executive and director at various companies and governmental organizations. This experience has provided Mr. Pizzi, in the opinion of our board of trustees, with experience and insight which is beneficial to us.

        This supplement supplements and amends the table in the section of the Prospectus entitled "Management—Committees of our Board of Trustees—Nominating and Corporate Governance Committee" by replacing the second sentence of such section in its entirety with the following:

        The committee is composed of Messrs. Heller, Gravina and Pizzi.

        This supplement supplements and amends the section of the Prospectus entitled "Management—Compensation of Trustees" by replacing the third sentence of the first paragraph thereof in its entirety with the following:

        These trustees are Messrs. Brown, Chandler, Goldstein, Gravina, Heller, Mendelson, Pizzi, Vague and Williams.

Description of Our Securities

        This supplement supplements and amends the section of the Prospectus entitled "Description of Our Securities—Number of Trustees; Vacancies; Removal" by replacing the first sentence of the third paragraph of such section in its entirety with the following:

        We currently have a total of eleven members of our board of trustees, seven of whom are independent trustees.

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  Filed pursuant to Rule 497 File No. 333-169679
FS ENERGY AND POWER FUND
Increase in Public Offering Price
Status of Our Ongoing Public Offering
Portfolio Update
Management
Description of Our Securities